Exhibit 10.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SUPPLIER MASTER AGREEMENT

Between

ECMMS PRECISION SINGAPORE PTE. LTD.

And

Intuity Medical, Inc.

Dated: January 26, 2018

SUPPLIER MASTER AGREEMENT

This Supplier Master Agreement (this “Agreement”) is made and entered into, effective the 26th day of January, 2018 (the “Effective Date”) by and between Intuity Medical, Inc. (“Customer”), a Delaware corporation having its principal place of business at 3500 West Warren Avenue, Fremont, CA 94538,and ECMMS Precision Singapore PTE. Ltd. (“Supplier”), a Singapore corporation, with its principal place of business at 54 Genting Lane #03-05 Ruby Land Complex, Singapore, collectively referred to as the “Parties.” with reference to the following facts:

WHEREAS, Customer is engaged in the development and sale of proprietary glucose meters and related systems and software and Supplier, as a contract manufacturer, is engaged in the manufacturing business; and

WHEREAS, Supplier desires to supply to Customer, and Customer desires to procure from Supplier, the products and services described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and for other valuable consideration, which they hereby acknowledge, the Parties agree as follows:

1.	Preamble.

1.1	The Recitals and Exhibits hereto form an integral part of this Agreement.

1.2	The headings of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

1.3	Supplier will perform its obligations under this Agreement in Tijuana, Baja California, Mexico.

2.	Definitions.

As used in this Agreement, the following terms shall have the meaning assigned to them below:

2.1

The term “Action Plan” shall mean a document issued by Customer to Supplier describing a measured failure of Supplier’s compliance with this Agreement and includes a detailed plan of action to be undertaken by Supplier to rectify any such failure, specifying the measures to be taken, the anticipated results and the date when the implementation will take place.

2.2

The term “Affiliate” shall mean, with respect to a Party or third party, all entities which control, are controlled by or are under common control with that Party or third party, whether directly or through one or more intermediaries.

2.3

The term “Approved Vendor List” or “AVL” shall mean a document issued by Customer to Supplier specifying Customer’s authorized third party vendors from which Supplier will procure all or some Components.

2.4	The term “Component” shall mean a part supplied by Customer, or from a third party supplier, that is incorporated into a Product.

2.5	The term “Client” shall mean the end user or the purchaser of Products.

2.6	The term “Customized Inventory” shall mean all Components which contain Customer Intellectual Property or which are manufactured to drawings or specifications developed by Customer.

2.7	The term “Defective” or “Defect” shall mean any Product that deviates in any way and by any degree of measure from the Technical Specification.

2.8	The term “Delivery Lot” shall mean some quantity of a particular Product that is delivered to Customer by Supplier in a single delivery.

2.9

The term “Delivery Plan” shall mean that portion of the Forecast applying to the [***] day period before the scheduled delivery of Products, specifying a request by Customer for a minimum commitment by Supplier for a specific quantity of Products to be delivered by or on one or more specific dates.

2.10

The term “Excess Report” shall mean a document issued by Supplier to Customer therein stating Supplier’s commitment to the maximum number of each Component and the unit price thereof paid by Supplier that shall not be incorporated into a Product after any given Purchase Order is fulfilled.

2.11

The term “Forecast” shall mean a document issued by Customer to Supplier specifying estimates of [***] delivery schedules of Products for the [***] months following the date of the Forecast and estimated purchase requirements for the subsequent [***] months. The Forecast will be provided by Customer to Supplier by [***].

2.12

The term “Intellectual Property” shall mean any patent, copyright, trade name, trade secret, mask work, PCB layout, know-how or other intellectual property right or proprietary right, whether registered or unregistered, and whether now known or hereafter recognized in any jurisdiction.

2.13	2.13 The term “Lead Time” shall mean the period quoted by Supplier, in the Supplier Quote, to Customer as the minimum notification period necessary to successfully fulfill an accepted Purchase Order.

2.14

2.14 The term “Memorandum” or “Memo” shall mean a document issued by Customer to Supplier or Supplier to Customer in order to clarify a requirement of this Agreement or to direct Supplier on the necessary manner in which to rectify a non-compliance with this Agreement.

2.15	The term “[***] Report” shall mean a comprehensive report on Supplier’s activities throughout the preceding [***] related to operational results.

2.16

The term “Non-Cancellable, Non-Returnable Inventory” or “NCNR Inventory” shall mean all Components procured by Supplier in accordance with the Forecasts or the Purchase Orders, which, due to the nature of the purchase agreements with Supplier’s suppliers, cannot be returned, cancelled or exchanged once they have been procured.

2.17

The term “Price Point Variables” or “PPV” shall mean the variance in Component pricing between the Component price as quoted in the Supplier Quote and the actual price paid by Supplier to procure the Component.

2.18	The term “Product” shall mean the POGO Automatic Blood Glucose Meter.

2.19	The term “Production Lot” shall mean some quantity of Products that are assembled or fabricated by Supplier in the same production ran.

2.20

The term “Production Test Procedure” shall mean a document issued and controlled by Customer to Supplier specifying the test procedures Supplier is to follow in relation to a specific Product or Sample.

2.21

The term “Purchase Order” shall mean a document issued by Customer to Supplier containing a purchase order number, Supplier code number, item number, identification or specification number, engineering change number or material code number, Product [***], price, and such other information evidencing an offer by Customer to Supplier to purchase Products. Purchase Orders cover the [***] of Products to be delivered in [***], and will be issued by Customer to Supplier [***], no later than the [***]. The [***] of Products indicated in each Purchase Order will correspond with the Product [***] for the [***] of the Forecast.

2.22

The term “Request for Quote” or “RFQ” shall mean a written request issued by Customer to Supplier requesting Supplier to submit a Quote of the cost to manufacture, assemble, test or produce Products in specified Production Lots and may include the Technical Specifications.

2.23

The term “Sample” shall mean a sample of Products for the purpose of developing, ensuring compliance with or modifying a Technical Specification of a Product, or achieving some other requirement of Customer.

2.24	The term “Software” shall mean the software that is provided as part of a Product.

2.25

The term “Supplier Quote” or “Quote” shall mean the document issued by Supplier to Customer therein stating Supplier’s offer to develop, manufacture, assemble, test or produce the Products in accordance with the RFQ.

2.26

The term “Technical Specification” or “Specification” shall mean the detailed written specifications provided by Customer for each Product, which shall include the agreed to Inco- Term, the bill of materials, schematics, design drawings, assembly drawings, test procedures, test specifications, current revision number, fabrication documentation, Gerber files, Approved Vendor List, description of Components (including approved substitutions), packaging and shipping specifications, manufacturing process requirements, and any other information as may necessary in order for Supplier to be able to perform the Work.

2.27

The term “Tool” or “Tooling” shall mean all tools, jigs, fixtures, molds, models and other equipment supplied by Customer or specifically manufactured or adapted for development, manufacture, quality control or testing of the Products.

3.	Communication.

3.1

Each Party shall continuously and expeditiously make reasonable efforts to inform the other Party, in a clear and unambiguous manner, of all matters that are of importance to the Parties’ performance under this Agreement.

3.2

The Parties shall also hold (a) [***] review meetings on agreed upon times and dates and (b) special meetings requested upon [***] notice by either Party. Meetings may take place by telephone or in person. The Parties will discuss key operational metrics at each [***] review meeting.

3.3	Supplier shall supply to Customer, on a [***] basis, with its [***] Report as soon as it is available.

3.4	Either Party may submit Memorandums to the other Party.

4.	Purchasing

4.1

Purchase Orders. Any Purchase Order is an offer by Customer to Supplier to enter into the purchase agreement described by such Purchase Order and is exclusively subject to the terms of this Agreement along with any other, agreed to Specifications or requirements transmitted to Supplier by Customer in connection with the Purchase Order, and shall serve as the complete and exclusive statement of such agreement. Any terms or conditions contained in any quotation, acknowledgement, invoice or other communication by Supplier or Customer, which are inconsistent with this Agreement or the Purchase Order, may be rejected. Supplier shall be deemed to have agreed to the Purchase Order (including any Specifications or requirements stated therein) when Supplier:

a)	Executes and returns a countersigned copy of the Purchase Order;

b)	Delivers a signed writing indicating its intent to be bound by the Purchase Order; or

c)	Delivers to Customer any of the Products ordered.

4.1.1

Supplier shall not refuse or delay the acceptance of a Purchase Order issued in accordance with the Forecast and Specifications, nor shall Supplier frustrate the good faith dealings between the Parties via modification of a Purchase Order.

4.1.2

Customer, at its sole option, may reschedule [***] a Delivery Plan by delivering to Supplier a modified Delivery Plan. A modified Delivery Plan is binding upon the Parties if it conforms to the following table:

[[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]]

By the end of each previous [***], Customer shall deliver a rolling Forecast to Supplier. Supplier shall acknowledge receipt of each Forecast no later than [***] business day following the date of receipt. The requirements of the Delivery Plan shall be as described in Section 9.2. The first [***] of each Forecast (i.e. the Delivery Plan) shall be binding on Customer. Orders for Components having agreed lead times greater than [***] days shall also be binding on Customer, provided they are ordered in accordance with the rest of the Forecast, and Customer shall be liable for the corresponding mutually-agreed actual costs in the event of cancellation or for failure to place the corresponding Purchase Order in accordance with the Forecast. Customer and Supplier shall agree upon a list of Components having a lead time greater than [***] days and the purchased volume and ordering schedule for such Components.

Customer shall pay Supplier for all costs actually incurred by Supplier as a result of the rescheduling of deliveries of Products, Components or Work in Progress for the portion that exceeds the permissible re-schedulable [***] referenced in the above table.

In some cases, certain Components may require air shipments or special price in order to accommodate an order increase beyond the shown flexibility level. In these cases, Supplier will present the associated cost to Customer to be approved in writing and will charge the approved amount to Customer.

4.2	Pricing.

4.2.1	Pricing shall be based (i) [***]. The matrix in Exhibit 2 of this Agreement contains the mutually agreed Product pricing by [***], subject to the provisions of Section 6.4 herein.

Product prices shown in Exhibit 2 are expected to remain effective through [***], as long as Customer orders within the [***].

Exhibit 2 prices are based both on [***], as well as [***]. Exhibit 2 will also have [***]. In the event that the [***] actually purchased during a [***] month [***] period is lower than [***], the Parties shall [***]. In the event that Customer supplies Components to Supplier, the cost Customer paid for such Components shall be deducted from the Product price. The Product price may also be adjusted pursuant to the conditions set forth in Section 4.2.2 and 6.4 of this Agreement.

In the spirit of cooperation and business expectations, Supplier will be investing in some machinery and equipment as shown in Exhibit 3. If (and only if) Customer does not purchase [***] Products within [***] year after Supplier delivers the first Product [***] is estimated to be the first delivery date), other than as a result of Force Majeure or Supplier default, Customer shall purchase the machinery and equipment shown in Exhibit 3 from Supplier at the price actually paid by Supplier, and Customer shall consign such machinery and equipment to Supplier, solely for the manufacture of Products during the Term of this Agreement. Notwithstanding the foregoing, if Customer has not ordered [***] within [***] year after the first Product delivery, Supplier agrees to grant Customer a [***] month grace period to fulfill such order quantity without penalty.

4.2.2

Customer shall bear no responsibility for any increases in the quoted price for Products as stated in Supplier’s Quote or for any changes in Supplier’s costs for rendering Products or any other increase in PPVs that may occur within the Lead Time. However, in the event that the cost of any Component increases more than [***] within a [***] month period from the date of the corresponding Purchase Order, which increase could not have been reasonably foreseen, avoided or mitigated by Supplier, then the Parties shall discuss potential alternative Component sources in good faith, and if no alternatives are available, Customer shall absorb any cost in excess of such [***].

Supplier should not be responsible for changes or increase in the cost of Products for the following cases:

a.

When there is an increase in Component pricing from vendors designated by Customer in Exhibit 5 as mandatory vendors, but only while such vendors are managed by Customer in accordance with Section 6.11 of this Agreement; and

b.

When there is a Specification change compared to the original information, which results in increased costs for Products, provided that the change to the price of the Products is agreed by the Parties in writing prior to implementation of any change order.

4.2.3

Unless otherwise specified thereon, prices quoted on any Supplier Quote shall include any and all charges for the Products ordered, including transfer, validation, but excluding taxes, as [***] or such other location as specified by Customer in the applicable Purchase Order. Supplier shall upon request provide a quotation of delivery of Products to another location or under alternative delivery terms.

4.2.4	Supplier shall include on invoices the same information as is required on packing slips, and, unless otherwise instructed on a Purchase Order, shall deliver said invoices to:

Intuity Medical, Inc.

Attn: Accounts Payable

3500 West Warren Ave.

Fremont, CA 94538

Where Customer has agreed in writing to pay taxes relating to any Purchase Order, applicable taxes shall be listed separately on the invoice.

4.3

Purchasing Obligations. Quantities shall be set forth in each Purchase Order. Supplier bears sole responsibility for materials management. Supplier will make reasonable and diligent efforts to minimize, monitor and manage all excess inventories that are obtained or manufactured under terms of this Agreement, however, if there is a material excess due to demand reduction beyond the limits established in section 4.1.2 of more than [***] days, Customer should buy back such excess material at the price paid by Supplier plus any other reasonable and documented costs such as storage and handling, until the course of action is jointly determined. Supplier shall provide Customer an Excess Report promptly upon Customer’s request but, in any event, the Excess Report is to be delivered on a [***] basis. The Excess Report shall include an analysis determining the optimal total quantity of Products necessary to minimize the excess. Customer, at its sole discretion, may alter the total Purchase Order quantity at that time to reduce excess. Customer agrees to purchase all NCNR Inventory including all Customized Inventory that is not incorporated into a Product after [***] months from the date such NCNR Inventory or Customized Inventory was received at the price actually paid by Supplier. As may become necessary or upon Customer’s request, Supplier shall provide to Customer a current list of NCNR Inventory or Customized Inventory.

4.4	End of Life

Notwithstanding the foregoing, if Customer decides to cease the purchase of any model of Product (the “End of Life”), Customer shall notify Supplier of (i) its decision of End of Life at least [***] months prior to the month in which the last Purchase Order of the relevant model of the Product will be issued (the “EOL Month”) and (ii) the minimum quantity of the model to be ordered by Customer by the end of the EOL Month at least [***] months prior to the EOL Month.

The costs of any excess of Components after the EOL Months shall be absorbed by the Party responsible for such excess. The Party responsible for the excess shall have the right to keep and dispose of the excess Components.

5.	Ordered Quantity and Capacity

5.1

The Parties are aware that the actual need for Products is driven by the requirements of Customer’s clients and that both Parties must adopt a flexible approach in order to adjust to such requirements. The rapid exchange of information, the great attention to exchanged information and a high degree of flexibility are prerequisites for the successful collaboration between the Parties under this Agreement. Therefore, Supplier shall respond via electronic mail to all Purchase Orders or changes to Forecasts and Delivery Plans within [***] business days starting the day after receiving such Purchase Order, Forecast or Delivery Plan from Customer, placing all necessary orders with Component vendors in accordance with the Delivery Plan, or other such Component lead time as agreed by the Parties. Supplier will provide updates to Customer in a timely fashion upon request, within [***] business days unless good cause requires additional time, which shall be promptly communicated to Customer.

5.2

Purchase Orders are issued to cover the purchase of Products described thereon, with shipping schedules and quantities to be determined by Customer and indicated to Supplier via the Purchase Order and in accordance with the Delivery Plan.

5.3

In the event that Supplier delivers a quantity in excess of Customer’s Purchase Order, Customer shall not be responsible for taking delivery, storing or maintaining said Products and shall further be entitled to return any such excess or prematurely delivered quantity to Supplier at Supplier’s reasonable expense or receive compensation from Supplier for all reasonable and documented storage costs. If Customer returns said Products, Supplier’s account shall be debited for the total amount of any invoices (including shipping expenses and taxes, as applicable) paid thereon.

5.4

In the event that Customer is not able or refuses to receive a shipment delivered pursuant to a valid Purchase Order, Customer shall be responsible for all reasonable and documented costs including transportation, labor and storage and Customer shall reimburse Supplier for those such expenses Supplier was forced to make as a result of such situation.

6.

Manufacturing Services. Supplier agrees to perform the work (hereinafter “Work”) pursuant to the Purchase Orders issued by Customer and accepted by Supplier. Work shall mean to procure Components and other supplies and to manufacture, test, assemble and deliver Products pursuant to the Specifications for each such Product. Customer shall timely provide such additional documentation as Supplier may reasonably require from time to time. Supplier agrees not to make any changes to the Customer approved production process, vendor selection or tooling (as referenced in Section 8) used in the manufacture of Products without first obtaining written approval from Customer.

6.1

The Parties shall establish a reasonable baseline failure rate and shall strive to reduce that failure rate through the implementation of mutually agreed upon quality control measures and the issuance of Action Plans. Any Action Plan created pursuant to this Agreement and agreed to by Supplier shall be incorporated into and given the same legal effect as this Agreement whether incorporated by reference or otherwise.

6.1.1

Significant Failures. During steady state commercial production, if [***] or more of the Products delivered during any rolling [***] month period (a) do not meet the Specifications and (b) the failure to meet the Specifications is (i) attributable to Supplier (including a failure to comply with its Component management obligations hereunder) and (ii) not attributable to a design flaw or a Component managed by Customer in accordance with the terms of Section 6.11, and (c) said [***] or more of the Products present the same type of failure, then the failure shall be deemed a “Significant Failure.”

6.1.2

Epidemic Failures. During steady state commercial production, failures (a) having the same cause as confirmed by both parties or a mutually acceptable and independent third party, (b) occurring within the warranty period or an extended period of [***] months following the termination of the warranty period, (c) resulting from defects in workmanship or Supplier’s failure to monitor and test Components in accordance with this Agreement, but not design defects, and (d) in which [***] or more of the Products delivered during any rolling [***] month period do not meet the Specifications, where such failure rates are calculated by dividing the number of unit failures by the number of units shipped shall constitute an “Epidemic Failure.”

6.1.3

Significant Failure and Epidemic Failure Analysis. The foregoing criteria constituting Significant Failures and Epidemic Failures are referred to as “Threshold Failure Rates.” The Parties will discuss the then-current actual Product performance versus the Threshold Failure Rates in each [***] business review. The Party that detects a possible Significant Failure or Epidemic Failure shall promptly notify the other party in writing and shall provide, if known and as may then exist, a description of the Significant Failure or Epidemic Failure, as well as the suspected lot numbers, serial numbers or other identifiers, and delivery dates, of the Products affected by the Significant Failure or Epidemic Failure. Customer shall use reasonable efforts to make available to Supplier samples of the Products affected by Significant Failures or Epidemic Failures (as the case may be) for testing and analysis and other information and assistance as reasonably requested by Supplier to conduct a root cause analysis and develop an Action Plan. Supplier shall promptly provide its findings regarding the root cause of each Significant Failure and Epidemic Failure. If the Parties disagree on the root cause of any Significant Failure or Epidemic Failure, either Party may engage a neutral third party to conduct the root cause investigation. For any confirmed Significant Failure or Epidemic Failure, Customer shall provide Supplier with its proposed Action Plan. The Parties will promptly discuss the Action Plan, and once the Parties have agreed in writing, Supplier will implement the Action Plan as soon as reasonably possible. The Parties shall share equally in the costs of investigating a Significant Failure or Epidemic Failure, and the costs of developing and implementing the Action Plan, unless the failure analysis conclusively demonstrates that the failure was predominantly caused by (i) a design flaw or failure of Customer-supplied testing equipment and processes to detect the issue or (ii) a procurement or manufacturing process flaw, or failure of Supplier-supplied testing equipment and processes to detect the issue, in which cases, those such costs shall be borne by Customer and Supplier, respectively.

6.1.4

Single [***] Defects. Notwithstanding the foregoing, if in any single [***] of production, [***] or more products are Defective (and such Defect is attributable to the same cause), the Parties shall meet immediately to investigate and remediate the situation, in accordance with the procedures set forth in Section 6.1.3.

6.1.5

Remedy for Epidemic Failure. Without limiting any of Customer’s other remedies in this Agreement, upon the occurrence of an Epidemic Failure, Supplier shall replace all affected Products through a recall process approved by Customer. Supplier will also reimburse Customer for all reasonable and documented costs, including additional labor, transportation and equipment costs incurred as a result of the Epidemic Failure. For the purposes of this Section, the foregoing costs shall be considered direct damages.

6.2

Customer understands that the undertaking of Supplier’s obligations under this Agreement may require Supplier to contract certain aspects of the Work to other suppliers, vendors, subcontractors, etc. or to make certain purchases of Components, materials, tools, equipment, etc. from same, none of whom are in privity of contract with Customer. Supplier understands that its engagement with these entities has an ultimate effect upon Customer’s business and the nature of this Agreement. As such, Supplier agrees that any work through a subcontractor requires Customer’s advance written approval for each project, Supplier assumes responsibility for the actions or inactions of its subcontractors, and at all times during the Term of this Agreement, Supplier will carry a fiduciary duty to Customer in maintaining the confidentiality of Customer proprietary information as defined in Section 20, in selecting said entities, in negotiating the most favorable pricing and contract terms with said entities, including making reasonable efforts that NCNR Inventory is minimized, in avoiding, mitigating and reconciling any disputes with said entities and in all other matters of Supplier’s engagement with said entities in the course of Supplier’s performance under the terms of this Agreement.

6.3

Supplier shall, in respect to its performance under terms of this Agreement, including but not limited to production and service, comply with the applicable requirements of a quality system approved by both Parties. Supplier at all times agrees to maintain ISO-13485 standards and FDA registration in any manufacturing facility where the Product is manufactured.

6.4

Customer and Supplier shall always strive to improve the production process. To that end, Supplier shall form with Customer a continuous improvement team to work collaboratively to identify opportunities for cost reductions throughout the Term of this Agreement, including implementing process enhancements and selecting alternative sources for materials. Customer and Supplier shall formally identify and agree upon cost reduction opportunities in each quarterly business review (each referred to as a “Cost Reduction Project”). Each Cost Reduction Project should include a description of the difference between the current process or procedure and the proposed change, as well as detailed cost estimates, which reflect the implementation of such cost reduction initiatives and their projected impact, as well as the anticipated timeframe for implementation. Unless otherwise specified for a particular Cost Reduction Project, and in the spirit of cooperation, Supplier and Customer shall each benefit from the Cost Reduction Projection by sharing the benefit on a [***] In the event that the savings are fully originated by the Customer, primarily because of some sourcing of materials initiative or design improvement, the benefit should be given to the Customer in full from the actual implementation time. In the event that one party agrees to and actually invests in equipment or modifications to the manufacturing area in order to realize the savings, that party shall get 100% of the savings until fully reimbursed for its investment, at which point Supplier and Customer will start sharing the benefit on a 50/50 basis as described above. Notwithstanding the foregoing, Supplier agrees that the cost-savings initiatives listed in Exhibit 1 of this. Agreement have been undertaken by Customer prior the Effective Date and that, as a result, Supplier shall not share in the proceeds of such initiatives.

6.5

Customer shall be entitled to, after notification and Supplier’s approval, inspect Supplier’s production of a Product, perform tests and make other necessary examinations at Supplier’s premises and within business hours as mutually agreed given that a clear scope of the visit is defined and understood by both Parties. Customer shall be permitted to inspect its equipment that resides at Supplier’s location with an [***] prior notice. Customer reserves the right to perform an on-site audit during normal business hours at a time mutually agreed upon by the Parties. Supplier shall not unreasonably restrict or delay Customer’s access to its facilities conducted in the furtherance of this Agreement.

6.6	Supplier agrees to maintain complete and accurate records in English pertaining to its Work during the Term of this Agreement and for [***] years thereafter.

6.7	Supplier may not relocate production of a Product, wholly or partly, to another party or location without Customer’s consent.

6.8

Customer reserves the right to request modifications to the Technical Specifications of a Product, to the manufacturing process (ECN), or to the requested scope of Work and Supplier shall not unreasonably refuse any such request. Any change in price, delivery time, or other conditions resulting from any such changes, shall be agreed upon in writing by both Parties prior to implementation and Supplier shall have no obligation to make a modification until and unless a written agreement is reached.

6.9	In the event Supplier is notified that a Component shall become End of Life, Supplier shall immediately inform Customer.

6.10

Customer shall provide Supplier with all information reasonably necessary to manage the performance, and enforce warranties, of each vendor included in the AVL. Customer shall be listed on the AVL for Components supplied by Customer.

6.11

In addition to Supplier’s testing and monitoring obligations under Section 9 of this Agreement, Supplier shall conduct a diligent incoming inspection of all Components, and promptly communicate with such vendors in case any corrective action is needed. Supplier shall properly handle, store, process and package all Components throughout the manufacturing process to ensure the Components continue to meet the Specifications through delivery to Customer.

Both Parties agree to review periodically (no less than once [***]) the list of Customer’s designated mandatory vendors in Exhibit 5, and both Parties agree to use all reasonable efforts for Customer to transition all responsibility for managing such vendors to Supplier by no later than [***]. Thereafter, Supplier will accept all responsibility for monitoring, qualification, re-qualification and auditing of those vendors in a mutually acceptable manner.

6.12

Customer shall supply Supplier with all proprietary information and technology and, if applicable and mutually agreed in writing, the equipment, Components supplied by Customer, and unique Components necessary for Supplier to perform the Work. Customer shall also provide to Supplier all Specifications and any other information reasonably necessary for Supplier to perform the Work. Customer shall be solely responsible for delay in delivery, defects and enforcement of warranties related to any loaned equipment, Components supplied by Customer, or unique Components. Supplier agrees to give Customer prompt notice of any defects or other issues with any loaned equipment.

6.13

If any factory resources or materials used by Supplier to manufacture the Products (other than Components, loaned materials and other resources or materials Supplier was specially tasked with procuring in advance) are in such short supply (“Scarce Resources” that Supplier is unable to completely fulfill Customer’s then-current Purchase Order, Supplier will [***]

7.	Tooling.

7.1	The following subsections are applicable for tooling that has been developed by Supplier for the benefit of Customer.

7.2

Except as specified below, all patterns, dies, molds, tools, models, jigs, core boxes, piece parts, Samples, materials, drawings, Specifications, test reports, technical material, advertising material and any other property furnished by Customer, or specifically paid for by Customer, shall be and remain the property of Customer, shall be subject to disposition according to Customer’s instructions and shall be used only in filling orders from Customer.

7.3	Tooling shall be subject to the following:

7.3.1	Supplier shall mark Tooling in such a way that Customer’s ownership is clearly shown and shall establish a register, accessible to Customer, of all Tooling.

7.3.2

Supplier shall, at its own initiative and expense, maintain all Tooling in such a way that the Products that relate to said Tooling maintain their continued compliance with the Technical Specifications (except for normal wear and tear). Furthermore, in case Supplier needs to insure the Tooling, that additional cost should be included in the Quote. In the event that Tooling requires renewal or repair, Supplier shall notify Customer expediently. Notwithstanding the foregoing, Customer shall be liable for the expense associated with any Tooling modifications that result from a Customer issued change in the Technical Specification, provided that the change and expenses associated therewith are agreed upon in writing in advance.

7.3.3

An invoice related to Tooling ordered by Customer through Supplier shall not be issued until such Tooling has been approved by Customer. Supplier shall have no obligation to order any Tools unless and until Customer has issued all required approvals.

7.3.4

Customer shall be entitled to acquire, for a reasonable charge, and thereafter to freely utilize, such Tooling as is owned by Supplier when deliveries of the relevant Product to Customer for serial production have ceased.

7.3.5

Tooling may not be destroyed or scrapped without Customer’s written consent. Tooling that is the subject of Intellectual Property rights may not be copied without the consent of the owner of such Intellectual Property rights.

7.3.6	Customer shall be liable for the reasonable cost and expense of the Tooling disposition, return, or destruction.

7.3.7

Any waste materials or byproducts generated by or resulting from operations on, use of, or processing of materials furnished to Supplier by Customer, shall be and remains the property of Supplier. Disposal of such waste shall be the responsibility of Supplier, and shall be made in accordance with all applicable state, local, federal and international laws.

7.3.8	Customer may make reasonable requests of Supplier for an audit of the Tooling.

8.	Consigned Equipment and Consigned Tooling

8.1	Exhibit 4 to this Agreement contains a list of equipment and tooling consigned by Customer to Supplier (“Consigned Equipment and Consigned Tooling”).

8.2	Supplier agrees to properly utilize and maintain the Consigned Equipment and Consigned Tooling in its control or possession at all times during the Term.

8.3

In case more specialized maintenance of Consigned Equipment and Consigned Tooling in Supplier’s control or possession is needed, Supplier agrees to alert Customer as soon as practicable and the Parties shall determine how to manage such specialized maintenance.

8.4

Supplier shall be responsible for any damage to the Consigned Equipment and Consigned Tooling while in Supplier’s control or possession, normal wear and tear excepted. Customer shall reimburse Supplier for actual documented expenses for repair of Consigned Equipment and Consigned Tooling, except if such Consigned Equipment or Consigned Tooling are abused or used outside of Customer’s established procedures, in which the cost of such repairs will be borne by Supplier.

9.	Testing

9.1

In order to ensure that a Sample or Product is free from Defects, Supplier shall, prior to delivery of a Sample or Product, perform quality control testing of all Samples and Products in accordance with the applicable Production Test Procedure, unless otherwise specified by Customer. The equipment provided by Customer for specific tests and confirmation should be appropriate for the performance of the Production Test Procedures.

9.1.1

Subject to mutually agreed pricing considerations by the Parties, Customer reserves the right to issue new or modified Production Test Procedures in order to better assure that Samples or Products are free from Defects and conform to Customer quality and Specification requirements. Said Production Test Procedures shall be incorporated into and given the same effect as this Agreement whether referencing this Agreement or otherwise as long as they are agreed by both Parties and prior to any implementation, which shall not be unreasonably delayed or refused by Supplier.

9.2

Once a Sample or Product has been approved by Customer, Supplier’s alteration of the function, appearance, characteristics, material, production method, place of manufacture, Tooling or other equipment which may affect the Product, may be done only after written approval by both Supplier and Customer, such approval not to be unreasonably conditioned, delayed or withheld.

9.3	Final approval of Samples shall not affect the Parties’ liability and obligations in accordance with this Agreement.

9.4

Supplier shall provide Customer with data generated from the performance of all Production Test Procedures, and any other testing as may be required by Customer, for all Samples, which shall include any and all industry standard reliability tests required to verify the production process or NPI, and Products, which shall include Customer’s test equipment prior to shipment to Customer. Any other test procedures requested by Customer, after the submission of an RFQ, should be agreed by both Parties and identify if such request has an implication in terms of resources or pricing.

10.	Deliveries and Shipping Terms.

10.1	Delivery times are of the essence.

10.2

Customer shall issue one Delivery Plan for every Product, and update the Delivery Plan as part of the rolling Forecast process. The Delivery Plan will be divided into different time periods. Deliveries within the first [***] days from the issuance of a Delivery Plan, Customer shall supply [***] delivery buckets. For deliveries scheduled beyond [***] days [***] of Customer’s submittal of a Delivery Plan, Customer shall supply [***] delivery buckets. In addition thereto, Customer may issue delivery instructions with more specific delivery information.

10.3

Late Deliveries. In the event that Supplier fails to deliver some quantity of Products in accordance with the Purchase Order, Customer shall grant Supplier a [***] business day grace period to correctly fulfill the delivery. Without limiting Customer’s other remedies, if, after this grace period Supplier has still failed to deliver the Product in accordance with this Agreement, and the cause of any such delay is attributable to Supplier, then (a) the Parties shall immediately escalate the issue to their respective upper management teams, who will create and implement an Action Plan to address the issue and prevent further delay and (b) Supplier shall bear all reasonable costs, including any applicable expedited shipping costs to deliver the applicable Products as soon as possible following the originally scheduled delivery date. If Supplier fails to deliver the requested Products within [***] business days following the scheduled delivery date for reasons attributable to Supplier in [***] or more occasions during a single [***], the price payable by Customer to Supplier for each delayed Delivery Lot other than that [***]’s first delayed Delivery Lot will be reduced by [***] per [***] until the date of actual delivery unless agreed by both Parties due to some unexpected circumstances. For purposes of clarity, it is agreed to by the Parties that the price of the first delayed Delivery Lot in any given [***] shall not be reduced. Supplier and Customer acknowledge and agree that (i) [***]; (ii) [***]; and (iii) as of the Effective Date, [***]. Supplier shall have no liability if the delivery or manufacturing of the Products is delayed for reasons solely attributable to Customer, including, without limitation, the failure to timely deliver required Components Customer has agreed to source.

10.4

Supplier shall make reasonable efforts to immediately inform Customer if there is a risk of variation from the agreed upon Delivery Plan and shall also take reasonable measures to avoid any such variation.

10.5	Supplier shall include the Purchase Order No. on all Bills of Lading.

10.6	Shipments of Hazardous Materials. Supplier shall comply with the following requirements for- shipping hazardous materials:

10.6.1

Supplier shall ensure that all materials shipped by Supplier are properly described, classified, packaged, marked and labeled and are in proper condition for transportation according to applicable regulations, including but not limited to, U.S. Department of Transportation, International Air Transport Association and the International Maritime Dangerous Goods Code regulations.

10.6.2	Supplier may use Customer designated carriers for the shipment of hazardous materials.

10.6.3

Supplier agrees to indemnify, defend and hold harmless Customer, its affiliates, its officers, directors and their successors and assigns, from all claims, demands, expenses (including reasonable attorneys’ fees) liabilities, causes of action, enforcement procedures, and suits of any nature (collectively “Claims”), of which Customer may incur as a result of Supplier’s non- compliance with Supplier’s obligations under this Section and any governmental laws and regulations applicable to the packaging, classification, labeling, training, handling and transportation of hazardous materials, whether such action is brought by a governmental agency or other person or entity, except to the extent that such Claims result from Customer’s negligence or willful misconduct.

11.	Payment.

Terms of payment are net [***] days from the invoice delivery date. All invoices shall be correctly addressed, without being marked for the attention of any individual, and include all other information that is necessary to Customer.

12.	Force Majeure.

Notwithstanding Sections 9 and 10, any Party will not be liable to the other Party for order cancellations or changes or for any failure or delay in its performance or for any damages suffered by reason of such failure or delay, when such failure or delay is caused by any fire, flood, riot, severe weather, war, governmental interference or embargo, fuel, power, shortage of specialized material under worldwide constraints, or any other cause beyond its reasonable control. In the event of such force majeure, the affected Party shall give prompt written notice to the other Party, and its performance shall be excused for up to [***] days. If the delays caused by the force majeure conditions are not cured within [***] days of the force majeure event, then either Party may immediately terminate this Agreement.

13.	Warranty.

13.1

Supplier hereby warrants that Supplier’s performance under this Agreement shall not conflict with, or be prohibited in any way by, any other agreement or statutory or other legal restriction to which Supplier is bound. Supplier further warrants that Products furnished by Supplier shall be new and not used or refurbished without Customer’s prior written consent to receive used or refurbished Products, shall be in full conformity with the Specifications, and shall be free from defects in workmanship. All other Components and materials utilized in any assembled or customized products are covered by, and subject to, the terms, conditions and limitations of the manufacturer’s standard warranty, which warranty is expressly in lieu of any other warranty, express or implied, of or by Supplier. The Parties, together, shall use commercially reasonable efforts to secure favorable warranty terms from key supply chain third party Component vendors on the AVL. Supplier shall diligently inform Customer, as Supplier may become aware, of any third party warranties which are reasonably considered out of ordinary terms or conditions. Supplier agrees that this warranty shall survive acceptance of the Products. Supplier shall assume no responsibility or liability whatsoever for defects directly resulting from (i) Customer’s design or instruction; (ii) the performance or adequacy of any design or specification provided to Supplier by or on behalf of Customer; (iii) defective parts provided by Customer; or (iv) any portion of the Product which has been modified or altered by Customer or any third party acting on behalf of Customer without approval of Supplier. Notwithstanding the foregoing, should any AVL supplier to Supplier refuse to accept warranty terms substantially similar to those stated in this section, Supplier shall promptly inform Customer, and the Parties shall mutually agree in writing on how to proceed with warranty terms for any affected Components.

13.2

Upon any failure of a Product based on a claim of breach of manufacturing warranty, Customer shall complete a failure report and request an RMA number from Supplier and, upon confirming an authorized return, Supplier will analyze any such RMA Product and, if a breach of manufacturing warranty is found (a “Defect”), then Supplier, upon receipt of the RMA Product and all required documentation, shall, without limiting Customer’s other remedies under this Agreement, promptly replace the RMA Product and return it to Customer freight from point of original delivery to be paid by Supplier. If no such Defect is found, Customer shall reimburse Supplier for all fees, costs and expenses actually incurred by Supplier in connection with such analysis.

13.3

The warranty period shall terminate (a) [***] months after the date in which the Product was delivered to Customer or (b) immediately after the Product has been subject of mishandling, accident, misuse, neglect, improper testing, improper or unauthorized repair, alteration, damage, assembly, processing or any other inappropriate or unauthorized action or inaction that alters physical or electrical properties. This warranty shall not apply to any defect in design or to any defect that results from errors or omissions in the Technical Specifications.

13.4	The Parties may conclude a separate agreement for the handling of warranty claims and for a more extensive warranty liability.

13.5

Products are subject to Customer’s inspection, testing and approval. Customer, no later than [***] days from the time of delivery, shall inform Supplier, in writing, of any Product which does not meet the requirements of the Purchase Order, the Technical Specification or any applicable warranty. Once the Products are inspected and tested by both Parties, and they are in fact rejected or found defective by Customer, then they shall be returned to Supplier at Supplier’s expense, and Supplier agrees to, at Customer’s election and within [***] days, (a) replace the Defective Product at Supplier’s cost and expense or (b) issue a refund to Customer for the amount paid by Customer (including documented shipping and handling expenses) for such Product. Payment by Customer for any Product shall not be deemed an acceptance thereof. Acceptance of any Product shall not relieve Supplier from any of its obligations, representations or warranties hereunder or pursuant hereto.

13.6

All Defective Products that are returned to Supplier for replacement shall be scrapped by Supplier at Supplier’s expense, provided that the Defect was attributable to Supplier. Otherwise, the scrapping shall be at Customer’s expense.

13.7

EXCEPT FOR THE EXPRESSED LIMITED WARRANTIES SET FORTH IN THIS ARTICLE 12, SUPPLIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14.	Intellectual Property.

14.1

Customer shall be liable for the license fee of the third party Intellectual Property which is approved by Customer in advance and used, adopted or incorporated only in the Product or is applicable solely to the manufacture of the Products and not to any other manufacturing process or other product manufactured by Supplier. Customer agrees to defend, at Customer’s own expense, all suits, actions or proceedings brought against Supplier, and any of Supplier’s directors, officers, employees, or agents (each a “Person”) for actual or alleged infringement of any copyright, industrial design right, trade secret, United States or foreign patents or other proprietary rights necessarily infringed by Supplier in the manufacturing of the Products (but not Supplier’s manufacturing processes generally). The indemnification procedures in Section 16.3 of this Agreement apply to any such claims.

14.2

“Work Product” shall exclude anything relating to Supplier’s general process of manufacture but however include, to the extent outside the scope of Supplier’s general process of manufacture, all designs, discoveries, creations, works, devices, masks, work in progress, inventions, products, Products, Models, computer programs, procedures, improvements, developments, drawings (including those relating to tooling and models developed on behalf of Customer), notes, documents, business processes, Product-specific manufacturing processes, Information and materials made, conceived or developed by Supplier alone or with others which result from or relate to Supplier’s performance under this Agreement based on the materials provided by Customer. Work Product shall at all times be and remain the sole and exclusive property of Customer. The Parties agree that any Intellectual Property development projects shall be subject to additional terms in separate statements of work. Supplier hereby irrevocably assigns and transfers to Customer all of its worldwide right, title and interest in and to the Work Product including all associated Intellectual Property rights. Supplier shall not utilize or make use of, in any fashion, any corporate name, trade style or trademarks belonging to Customer or its affiliates, without Customer’s written consent. Supplier shall not engage in the design, development or manufacture, in whole or in part, of any Products for its own account or for that of a third party. All technical information disclosed heretofore and hereafter by Supplier to Customer in connection with this Agreement is disclosed on a confidential basis. Supplier hereby grants Customer a perpetual, irrevocable and worldwide license to use any Intellectual Property of Supplier that is incorporated into the Product solely to the extent necessary for Customer to continue producing and selling said Product.

14.3

Customer hereby grants Supplier a limited, non-exclusive, revocable license (without right of sublicense or assignment) to use Customer’s Intellectual Property solely as necessary to perform the Work (including the manufacture of Products) and create Work Product during the Term of this Agreement.

15.

Confidentiality. The Parties acknowledge that the nature of this Agreement requires the exchange of certain confidential information between the Parties. As used herein, “Information” means any proprietary information about a Party that is marked proprietary or under the circumstances should reasonably be understood to be confidential or proprietary, and may include, but is not limited to, information, knowledge or data of an intellectual, technical, scientific, commercial, industrial, financial, cost or pricing nature relating to a Party’s business, including the terms of this Agreement. The requirements of this section and Information as defined in this Agreement shall not be construed to preclude Supplier’s standard practice that is reasonably limited and necessary for Component quotation and procurement, subject to the following conditions: (i) the bill of materials (BOM) cannot be distributed to any third party in its entirety, (ii) any portion of any BOM distributed to any third party shall not bear any identifying references to Customer or its Affiliates, and (iii) any portion of the BOM distributed to any third party must only contain Components that such third party is capable of supplying.

14.1 “Disclosing Party” means the Party disclosing Information. “Receiving Party” means the Party receiving Information. The Receiving Party shall not use Information for any purpose beyond the purpose of this Agreement, or disclose Information to any employees without a need to know and shall employ at least the same level of care it uses to safeguard its own Information, but no less than a reasonable degree of care. The Receiving Party may only reproduce Information to the extent necessary to perform its obligations under this Agreement. The Receiving Party shall only disclose Information to third parties, including, but not limited to, any manufacturer, independent or subcontractor, or vendor, as may be reasonably necessary in furtherance of its performance under the terms this Agreement and subject to terms no less protective of the Disclosing Party’s Information than the terms contained herein. Subject to the paragraph above, the Receiving Party may not distribute any Information to any third parties without the prior written approval of the Disclosing Party. Notwithstanding the forgoing, Supplier may disclose [***], assembly drawings, schematics and BOMs only to third parties on the AVL and only after the execution of a three-way non-disclosure agreement with said third parties, Supplier and Customer. At all times, Supplier is to ensure that Information provided to third parties is provided strictly on a need to know basis and is not more than the minimum Information that is necessary for the third party’s performance in furtherance of this Agreement. Any Information in Supplier’s possession, which has been subsequently replaced or reissued with a Customer revision of said Information, must be diligently returned or destroyed.

Confidential obligations are binding on the Receiving Party during and after the Term of this Agreement. The expiration or termination of this Agreement shall not affect the obligations to protect Information disclosed during the Term of this Agreement. Upon expiration or termination of this Agreement, each Party shall cease all use of Information received hereunder and either return or destroy it.

The restrictions on the Receiving Party’s use and disclosure of Information as set forth above shall not apply to Information which the Receiving Party can show (i) is wholly independently developed by the Receiving Party without the use of Information of the Disclosing Party; (ii) is or has become generally available to the public without breach of this Agreement by the Receiving Party; (iii) at the time of disclosure to the Receiving Party, was known to the Receiving Party free of restriction and evidenced by documentation in the Receiving Party’s possession; (iv) is approved for release by written authorization of the Disclosing Party, but only to the extent of and subject to such conditions as may be imposed in such written authorization; or (v) is disclosed in response to a valid court order or governmental body in the United States, but only to the extent of and for the purposes of such order; provided, however, that the Receiving Party shall first notify the Disclosing Party in writing of the order and assist the Disclosing Party in seeking an appropriate protective order.

Both Parties acknowledge that any breach of its obligations under this Agreement with respect to Information, copyright infringement, trademark violation, license requirements and the like will cause irreparable injury for which there are inadequate remedies at law. Therefore, the affected Party shall be entitled to seek injunctive relief immediately upon breach of any such obligations.

16.	Indemnification.

16.1

Supplier agrees to indemnify, defend and hold Customer and its directors, employees and agents harmless from and against any and all liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees, incurred by Customer that arise from any third party suits, actions, claims or proceedings brought against Customer arising out of (i) a claim that the Work provided by Supplier under this Agreement violates any applicable laws or (ii) a claim that the Product suffers from a manufacturing defect (rather than a flaw in the Technical Specifications) that causes personal injury, death or property damage to such third party.

16.2

Customer agrees to indemnify, defend and hold Supplier and its directors, employees and agents harmless from and against any and all liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees, incurred by Supplier that arise from any third party suits, actions, claims or proceedings brought against Supplier arising out of (i) a claim that Customer’s actions under this Agreement violate any applicable laws, or (ii) a claim that the Product suffers from a design flaw or flaw in the Technical Specifications (rather than a manufacturing defect) that causes personal injury, death or property damage to such third party.

16.3

Each Party’s indemnification obligations are contingent upon the party seeking indemnification (the “Indemnitee”): (a) promptly notifying the indemnifying party (the “Indemnitor”) in writing of the claim; (b) giving the Indemnitor sole control of the defense and related settlement negotiations regarding such claim (provided the Indemnitor may not settle any such claim in a manner that does not unconditionally release the Indemnitee from liability without the Indemnitee’s prior written consent, such consent not to be unreasonably conditioned, delayed or withheld); and (c) providing the Indemnitor with all information, assistance and authority reasonably to perform these duties.

17.

Limitation of Liability. EXCEPT FOR THE OBLIGATIONS ARISING UNDER SECTION 15 (CONFIDENTIALITY) AND TO FULFILL ANY INDEMNIFICATION OBLIGATIONS, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY PERSON OR ENTITY CLAIMING THROUGH OR UNDER SUCH PARTY, UNDER ANY CONTRACT, TORT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE CLAIM OR THEORY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOODWILL OR BUSINESS PROFITS, LOST REVENUE, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION OR EXEMPLARY OR PUNITIVE DAMAGE, WHETHER OR NOT SUCH PARTY WAS INFORMED OR WAS AWARE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, AND ALL DAMAGES AWARDED SHALL NOT EXCEED AN AGGREGATE AMOUNT OF [***].

18.	Insurance.

18.1	Except as noted below, Supplier shall at all times during the Term maintain the insurance coverage of the type and amounts specified below:

General Liability	Limits
General aggregate	[***]
Products completed operations aggregate (for the Product only)	[***]
Personal injury	[***]
Each occurrence	[***]
Damage to rented properties	[***]
Workers’ Compensation & Employers Liability
Workers’ compensation	[***]
Excess/Umbrella
Excess/Umbrella	[***]
Errors & Omissions and/or Professional Liability
Errors & Omissions and/or Professional Liability	[***]
Environmental Liability
Sudden and Accidental Pollution Coverage	[***]

18.2

Supplier shall cause its insurers to issue, before the Effective Date, certificates of insurance evidencing that the required coverage and policy endorsements are maintained in force. These certificates must show that Customer and its officers, directors, agents, employees, and assigns as additional insureds on the policies designated in Section 18.1. Supplier shall provide Customer with at least [***] days’ written notice of any modification, cancellation or nonrenewal of the required coverages that would result in Supplier no longer meeting the requirements of this Section.

18.3

The foregoing insurance coverage is primary and non-contributing with respect to any other insurance or self-insurance which may be maintained by Customer. Each such insurance policy carried by Supplier must not exclude claims brought in the United States or Mexico or any jurisdiction in which the manufacturing services are being provided. The insurers selected by Supplier must have an A.M. best rating of A-/VIII or better, or if such ratings are no longer available, with a comparable rating from a recognized insurance rating agency. If any of the foregoing insurance coverage is maintained on a claims-made basis, such policy or policies must contain a retroactive date lot later than the Effective Date, and must remain in force until a period of at least [***] years after termination of this Agreement and any outstanding service orders. Supplier shall ensure that its permitted subcontractors, if any, maintain insurance coverage as specified in this Section.

19.	Termination.

19.1

The term of this Agreement (“Term”) shall be five (5) years from the Effective Date. At the termination of such period, and unless either party has notified the other of its intent not to have this Agreement renewed, the Term shall renew automatically for one (1) year terms unless and until either Party provides at least two (2) months’ notice of intent not to renew prior to the expiration of any subsequent one (1) year renewal term. In addition to the other termination rights in this Section 19, Customer may terminate this Agreement for convenience upon six (6) months’ prior written notice.

19.2	In the event either Party materially breaches this Agreement, the Party in breach shall have thirty (30) days from date of written notice to remedy such breach, if it may be so remedied.

19.3	A Party is entitled to terminate this Agreement with immediate effect and without liability to the other Party if the other Party:

a)	is declared bankrupt or is subject to voluntary or involuntary bankruptcy procedures which are not discharged within 30 days from the date of filing;

b)	is acquired by a direct competitor of the Party seeking termination; or

c)	failed to cure the breach within the 30-day period referenced in Section 19.2.

19.4

Termination Charges. Upon termination of this Agreement by Customer for convenience or for reasons attributable to Customer’s material breach of this Agreement, Customer shall receive, and pay for, any Product in process at the time of termination, as well as for all Components ordered in accordance to Purchase Orders and any Non-Returnable Inventory ordered in accordance with the Delivery Plan (at the price actually paid by Supplier for such NCNR Inventory). Additionally, upon termination of this agreement, Supplier agrees to promptly return all Consigned Materials and other materials owned by Customer and provide reasonable transition assistance to Customer. Such return should be at Customer’s reasonable and documented cost and expense. Supplier will make utmost efforts to minimize Customer’s liability by cancelling purchase orders with its suppliers and stopping production operation.

20.	General Conditions.

20.1

Entire Agreement. The Parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants or understandings made by either Party to the other except such as are expressly set forth herein. The Parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior and contemporaneous agreements, or contracts, whether written or oral, entered into between Customer and Supplier with respect to the matters hereinabove expressly set forth. Any amendment or supplement to this Agreement shall be effective only if in writing and signed by each Party.

20.2

Independent Contractor. Supplier is an independent contractor and neither has nor will have any power, right or authority to bind Customer, or to assume or to create any obligation or responsibility, expressed or implied, on behalf of Customer. Nothing contained in this Agreement will be construed as constituting Supplier and Customer as partners or joint ventures, or as creating the relationship of employer and employee.

20.3

Assignment. Neither this Agreement nor any right or obligations hereunder shall be assignable by either Party without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed). However, provided Customer is not in material breach of this Agreement, Customer, upon written notice to Supplier, may assign this Agreement to a successor in interest upon any merger, acquisition, change of control, reorganization or sale of all or substantially all of Customer’s stock or assets without Supplier’s consent. Any purported assignment without required consent shall be null and void from the beginning. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

20.4

Governing Law. This Agreement shall be governed in all respects solely and exclusively by the laws of the State of California, U.S.A. without regard to conflict of laws principles. The Parties specifically exclude the application of the United Nations Convention on the International Sale of Goods.

20.5

Dispute Resolution. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity hereof, shall be resolved by binding arbitration in the City of Los Angeles, State of California, before one arbitrator. The arbitration shall be administered by Judicial Arbitration and Mediation Services, Inc. (“JAMS”), or its successor, pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules. Judgment on the award may be entered in any court having jurisdiction. Nothing herein, however, shall prohibit either party from seeking injunctive or other equitable relief from any court of competent jurisdiction.

20.6

Waiver. No delay or omission to exercise any right, power or remedy accruing to any Party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

20.7

Severability. Although the provisions of this Agreement are considered by the Parties to be valid, reasonable, and enforceable, if any provision contained herein is found by a court of competent jurisdiction or arbitrator to be unenforceable, such provision will be modified, rewritten or interpreted by such court or arbitrator to include as much of its nature and scope as will render it enforceable. If it cannot be so modified, rewritten or interpreted to be enforceable in any respect, it will not be given effect, and the remainder of this Agreement will be enforced as if such provision was not included.

20.8

Notices. All notices and other communications required or permitted hereunder to be given to a Party to this Agreement shall be in writing and shall be sent by confirmed email to such email address as either Party may designate in writing from time to time, mailed by registered or certified mail, or otherwise delivered by hand or by messenger, addressed to such Party’s address as set forth herein or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision. Any notice sent in accordance herewith shall be effective (i) if mailed, [***] business days after mailing, (ii) if sent by messenger, upon delivery, (iii) if sent by an overnight courier that guarantees second day delivery, [***] business days after mailing through such service, and (iv) if sent via email, upon the date of transmission.

20.9

Enforceable Contract. Customer and Supplier acknowledge and represent that they are each a sophisticated Party, that each has read and understood all of the terms and conditions of this Agreement, and each Party understands and agrees that this Agreement constitutes a legally enforceable contract.

20.10

Survival. The provisions of Sections 2 (Definitions), 7 (Tooling), 6.6 (Records Retention), 13 (Warranty), 17 (Limitation of Liability), 15 (Confidentiality), 14.1 and 14.2 (Intellectual Property), 10.6.3 and 16 (Indemnification), 19.4 (Termination Charges), 18 (Insurance) and 20 (General Conditions) shall survive any termination or expiration of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

1/26/18 By: /s/ Emory V. Anderson Name: Emory V. Anderson Title: President and CEO	1/30/2018 By: /s/ Manuel Silva Name: Manuel Silva Title: FBC President

Exhibit 1

Customer’s Cost-Reduction Initiatives

The following cost-savings initiatives have been undertaken by Customer, and Customer will be allocated all cost-savings there from:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Exhibit 2

Pricing Matrix

	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]		[***]	[***]	[***]
[***]		[***]	[***]		[***]	[***]	[***]
[***]		[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]

Remarks:

•	[***]

•	[***]

•	[***]

•	[***]

Exhibit 3

Equipment Purchased by Supplier

[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 3

Equipment Purchased by Supplier

Notes:

[***]

Exhibit 4

Consigned Equipment and Consigned Tooling

[***]
[***]	[***]
[***]	[***]
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[***]	[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]

Notes:

[***]

Exhibit 5

Customer Designated Mandatory Vendors

•	[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 1 TO THE

SUPPLIER MASTER AGREEMENT

This Amendment No. 1 (this “Amendment”) is made and effective as of April l, 2018 (the “Amendment Effective Date”) by and between Intuity Medical, Inc., a Delaware corporation having its principal place of business at 3500 West Warren Avenue, Fremont, CA 34538 (“Customer”) and ECMMS Precision Singapore Pte. Ltd., a Singapore corporation with its principal place of business at 54 Genting Lane #03-05 Ruby Land Complex, Singapore (“Supplier”), and amends that certain Supplier Master Agreement, dated January 26, 2018, between Customer and Supplier (the “Agreement”). Unless the context otherwise requires, all capitalized terms used in this Amendment but not herein defined shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Customer and Supplier are Parties to the Agreement and in accordance with Section 20.1 of the Agreement, wish to amend the Agreement upon the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and promises in this Amendment, the Patties hereto agree as follows:

1. Amended and Restated Section 2.11. Section 2.11 of the Agreement is hereby amended and replaced in its entirety to read as follows:

The term “Forecast” shall mean a document issued by Customer to Supplier by the end of each calendar month, specifying rolling [***] month estimates of: (A) weekly delivery schedules of Products for the first [***] days following the date of the Forecast; and (B) monthly delivery schedules of Products for the subsequent [***] months.

2. Amended and Restated Section 4.1.2. Section 4.1.2 of the Agreement is hereby amended and replaced in its entirety to read as follows:

Customer, at its sole option, may reschedule a percentage of a Delivery Plan by delivering to Supplier a modified Delivery Plan. A modified Delivery Plan is binding upon the Patties if it conforms to the following table:

Number of Calendar Days’ Advance Notice	Percentage of Delivery Plan That May Be Modified
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Amendment No. 1 to Supplier Master Agreement

By the end of each previous calendar month, Customer shall deliver a rolling Forecast to Supplier. Supplier shall acknowledge receipt of each Forecast no later than one business day following the date of receipt. The requirements of the Delivery Plan shall be as described in Section 10.2 of this Agreement. The first [***] days of each Forecast (i.e. the Delivery Plan) shall be binding on Customer per the above “Percentage of Delivery Plan That May Be Modified”. Orders for Components having agreed lead times greater than [***] days shall also be binding on Customer, provided they are ordered in accordance with the rest of the Forecast, and Customer shall be liable for the corresponding mutually-agreed actual costs in the event of cancellation or for failure to place the corresponding Purchase Order in accordance with the Forecast, including the possibility to invoice Customer those Components, regardless of lead time, that have aged greater than [***] days past the date such Components were previously anticipated to be delivered as part of Products per the Delivery Plan for which the Customer cancelled or failed to place the corresponding Purchase Orders in accordance with the Forecast. Customer and Supplier shall agree upon a list of Components having a lead time greater than [***] days and the purchased volume and ordering schedule for such Components. Any such Components that were purchased by Customer from Supplier will then be consigned to Supplier when such Components are once again needed for production purposes.

Customer shall pay Supplier for all costs actually incurred by Supplier as a result of the rescheduling of deliveries of Products, Components or Work in Progress for the portion that exceeds the permissible reschedulable percentage referenced in the above table.

In some cases, certain Components may require air shipments or special price in order to accommodate an order increase beyond the shown flexibility level. In these cases, Supplier will present the associated cost to Customer to be approved in writing and will charge the approved amount to Customer.

3. Replacement of Exhibit 2. Exhibit 2 of the Agreement is hereby amended and replaced in its entirety by the Exhibit 2 attached to this Amendment.

4. General. The Parties agree that, except for those modifications expressly set forth in this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect. No waiver or modification of the terms or provisions of the Agreement is intended or is to be inferred, except as expressly provided in this Amendment. This Amendment and the Agreement shall hereafter be read and construed together as a single document, and all references in the Agreement to the Agreement shall hereafter refer to the Agreement as amended by this Amendment. In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment will control. This Amendment may be executed in any number of counterpart s, each of which when executed and delivered shall constitute a duplicate original, but all counterparts shall together constitute the one agreement. This Amendment and any dispute or claim arising out of or in connection with it or its subject or formulation (including non-contractual disputes or claims) shall be governed by and construed with the laws of the State of California.

Amendment No. 1 to Supplier Master Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date.

Intuity Medical, Inc.		ECMMS Precision Singapore Pte. Ltd.

By:	/s/ Emory V. Anderson	By:	/s/ Manuel Silva

Name: Emory V. Anderson		Name: Manuel Silva

Title: President and CEO		Title: FBC President

Amendment No. 1 to Supplier Master Agreement

Exhibit 2

Pricing Matrix

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Remarks:

-	[***]

Amendment No. 1 to Supplier Master Agreement